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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 17, 1995


                           PHP HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)


State or other jurisdiction of incorporation:  Delaware


Commission File No.:  0-16235


I.R.S. Employer Identification No.:  54-1023168


Address of principal executive offices:   11440 Commerce Park Drive
                                          Reston, VA  22091


Registrants telephone number, including area code:  (703) 758-3600


Former name or former address, if changed since last report:  None






















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Item 4.  Changes in Registrant's Certifying Accountant.

         On March 17, 1995, the Registrant engaged Coopers & Lybrand, L.L.P. as the Registrant's independent accounting firm to provide audit services for the Registrant's consolidated financial statements.





















































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHP HEALTHCARE CORPORATION

                                          By:     /s/ Anthony M. Picini
                                                  -----------------------------
                                                  Anthony M. Picini
                                                  Senior Vice President and
                                                  Chief Financial Officer


Date:  March 22, 1995